UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14 , 2003

AMERICAN RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its chapter)

Delaware	33-48183	33-0193602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4410 El Camino Real, Suite 201		94022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(650) 949-6400

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)                   Exhibits.

99.1                           Press Release, issued November 14, 2003

Item 12.  Results of Operations and Financial Condition.

The information in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this filing and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date of this filing and regardless of any general incorporation language in such filing, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Restaurant Group, Inc.

By: /s/ William G. Taves
Date: November 14, 2003	William G. Taves
Chief Financial Officer